UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: March 13, 2007

Date of earliest event reported: March 12, 2007

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02.	Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 2.02. On March 12, 2007, D&E Communications, Inc. issued the press release summarizing earnings for the quarter and year ended December 31, 2006, which is attached hereto as Exhibit 99.1, and incorporated into this Item 2.02 by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ W. Garth Sprecher
Date: March 13, 2007		W. Garth Sprecher
Senior Vice President and Secretary

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